UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
June 5, 2009

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number
1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446
1-3672	Central Illinois Public Service Company (Illinois Corporation) 607 East Adams Street Springfield, Illinois 62739 (888) 789-2477	37-0211380
2-95569	CILCORP Inc. (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-1169387
1-2732	Central Illinois Light Company (Illinois Corporation) 300 Liberty Street Peoria, Illinois 61602 (309) 677-5271	37-0211050
1-3004	Illinois Power Company (Illinois Corporation) 370 South Main Street Decatur, Illinois 62523 (217) 424-6600	37-0344645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  Other Events.

On June 5, 2009, Central Illinois Public Service Company, doing business as AmerenCIPS (“CIPS”), Central Illinois Light Company, doing business as AmerenCILCO (“CILCO”), and Illinois Power Company, doing business as AmerenIP (“IP”) (collectively, the “Ameren Illinois Utilities”), filed requests with the Illinois Commerce Commission (“ICC”) seeking approval to increase their electric delivery service rates.  CIPS, CILCO and IP requested to increase their annual revenues from electric delivery service by $51 million, $28 million and $102 million, respectively.  The electric rate increase requests are based on an 11.75 to 12.25 percent return on equity, a capital structure composed of 44 to 49 percent equity, an aggregate rate base for the Ameren Illinois Utilities of $2.4 billion, and a test year ended December 31, 2008.

Also on June 5, 2009, CIPS, CILCO and IP filed requests with the ICC seeking approval to increase their natural gas delivery service rates.  CIPS, CILCO and IP requested to increase their annual revenues from natural gas delivery service by $11 million, $9 million and $25 million, respectively.  The natural gas rate increase requests are based on an 11.25 to 11.60 percent return on equity, a capital structure composed of 44 to 49 percent equity, an aggregate rate base for the Ameren Illinois Utilities of $1.0 billion and a test year ended December 31, 2008.

The ICC proceedings relating to the proposed electric and natural gas delivery service rate changes will take place over a period of up to 11 months and decisions by the ICC in such proceedings are required by May 2010.  The Ameren Illinois Utilities cannot predict the level of any delivery service rate change the ICC may approve, when any rate change may go into effect, or whether any rate increase that may eventually be approved will be sufficient for the Ameren Illinois Utilities to recover their costs and earn a reasonable return on their investments when the increase goes into effect.  Attached as Exhibit 99.1 and incorporated herein by reference is the Ameren Illinois Utilities’ press release regarding their filings with the ICC.

ITEM 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number:                    Title:

99.1	Press release regarding electric and natural gas delivery service rate increase filings, issued on June 5, 2009 by CIPS, CILCO and IP.

- - - - - - - - - - - - - - - - - - - -

This combined Form 8-K is being filed separately by Ameren, CIPS, CILCORP, CILCO and IP.  Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf.  No registrant makes any representation as to information relating to any other registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.  The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION
(Registrant)

      /s/ Martin J. Lyons
Martin J. Lyons
Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

CENTRAL ILLINOIS PUBLIC SERVICE COMPANY
(Registrant)

      /s/ Martin J. Lyons
Martin J. Lyons
Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

CILCORP INC.
(Registrant)

      /s/ Martin J. Lyons
Martin J. Lyons
Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

CENTRAL ILLINOIS LIGHT COMPANY
(Registrant)

      /s/ Martin J. Lyons
Martin J. Lyons
Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

ILLINOIS POWER COMPANY
(Registrant)

      /s/ Martin J. Lyons
Martin J. Lyons
Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

Date:  June 5, 2009

Exhibit Index

Exhibit Number:                    Title:

99.1	Press release regarding electric and natural gas delivery service rate increase filings, issued on June 5, 2009 by CIPS, CILCO and IP.